                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         THE FLAMEMASTER CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           THE FLAMEMASTER CORPORATION
                               11120 SHERMAN WAY,
                        SUN VALLEY, CALIFORNIA 91352-4949

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON THURSDAY, MARCH 30, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Flamemaster Corporation, a Nevada Corporation, (the "Company") will be held at the Smoke House Restaurant, located at 4420 Lakeside Drive, Burbank, California 91505, on Thursday, March 30, 2000 at 1:30 P.M., Pacific Time, for the following purposes, more fully described in the attached Proxy Statement:

         1. To elect six (6) directors of the Company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

         2. To transact such other business as may properly be brought before the Annual Meeting or any and all adjournments thereof.

         The Board of Directors has fixed the close of business on Tuesday, February 15, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders at the close of business on the record date are entitled to vote at the Annual Meeting.

         Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the Annual Meeting. The Proxy and Proxy Statement are first being mailed to shareholders on or about February 22, 2000.

                            By Order of the Board of Directors


                            Barbara E. Waite
                            Secretary

Sun Valley, California
February 15, 2000

                           THE FLAMEMASTER CORPORATION
                                11120 SHERMAN WAY
                        SUN VALLEY, CALIFORNIA 91352-4949

                                 PROXY STATEMENT
                       1999 ANNUAL MEETING OF SHAREHOLDERS

The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Shareholders of The Flamemaster Corporation (the "Company"), to be held on MARCH 30, 2000,or any adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The Proxy Statement and the Proxy were first mailed to shareholders on or about February 22, 2000.

                     SOLICITATION AND REVOCATION OF PROXIES

A form of proxy is being furnished by the Company to each shareholder, and, in each case, is solicited on behalf of the Board of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company, including reimbursements of banks, brokerage firms, custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of stock. In addition to the use of mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram, fax or otherwise.

Any valid proxy received in time for voting and not revoked will be voted at the meeting in accordance with the directions contained therein. Any valid proxy submitted without directions will be voted as described herein IN FAVOR of the election of the nominees named herein.

Your execution of the enclosed Proxy will not affect your rights as a shareholder to attend the meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time either (a) a later-dated proxy, (b) written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the meeting in person.

                        VOTING SECURITIES AND RECORD DATE

The only voting security of the Company is its COMMON stock. Only SHAREHOLDERS OF RECORD at the close of business on FEBRUARY 15, 2000 will be entitled to vote at the Meeting. As of such date there were outstanding 1,614,432 shares of common stock, which are entitled to one vote per share. However, the election of directors will be conducted by cumulative voting. In cumulative voting each shareholder may cast that number of votes equal to the number of directors to be elected multiplied by the number of shares held. The shareholder may cast all of such votes for one nominee or distribute such votes among as many nominees as he desires. The six candidates receiving the largest number of votes shall be elected.

                           THE FLAMEMASTER CORPORATION

                              1999 PROXY STATEMENT

WILLIAM Z. DEUTSCH is a retired businessman and previous owner, partner and officer of several companies in the Los Angeles area. He is currently engaged as a private investor in real estate and securities.

LEON GUTOWICZ is a retired businessman, with investments in real estate and financial instruments, and active in non-profit charitable organizations.

JOSEPH MAZIN is President and Chief Executive Officer and has held such post for over 5 years. Mr. Mazin also serves as Chairman, President and Chief Executive Officer of PerfectData Corporation, a public company. Flamemaster Corporation holds an approximate 19% interest in PerfectData Corporation.

DONNA MAZIN is President of Altius Investment Corporation, and an executive, administrator and buyer of PerfectData Corporation. Donna Mazin is the wife of Joseph Mazin.

SION MAZIN is a private investor, retired from banking and commodities import export business.

STUART WEINSTEIN is Vice President PTL Realty, a real estate holding company.

William Deutsch and Stuart Weinstein comprise an Independent Audit Committee.

Sion Mazin is the father of Joseph Mazin. Leon Gutowicz is the father-in-law of Joseph Mazin.

Between October 1998 and September 1999, five meetings of the Company's Board of Directors were held. All directors attended at least 90% of the directors meetings. The Company's Board of Directors does not have standing nominating or compensation committees.

                             FLAMEMASTER CORPORATION

                              1999 PROXY STATEMENT

ELECTION OF DIRECTORS

Six directors are to be elected at the meeting, each director to hold office until his successor is elected and qualified. The shares represented by Proxies on the enclosed form will be voted FOR the election of the six persons named below, in the absence of other instruction. However, in the event that any person other than the nominees named below shall be nominated for election as director, the persons named in the proxy may vote cumulatively for less than all the nominees. If any of the persons named below should decline or be unable to serve, an event which is not anticipated, the proxy discretionary authority to cast their votes for such other person or persons as they may determine.

Name                    Age  Occupation          Director of   Common        Percentage
                                                 Company       Benefici-     of Class
                                                 Since         ally Owned    (Common)
------------            ---- -----------        -----------   ------------   ----------
William Deutsch         73   Retired                1998         1,000           .06%
                             Businessman

Leon Gutowicz           81   Officer, Director      1984        85,127 (1)      5.27%
                             Charitable
                             Organization

Joseph Mazin            53   President, Ceo         1982       284,067 (2)     17.60%
                             and Chairman

Donna Mazin             52   President              1993       284,067 (2)
                             Altius Investment

Sion Mazin              94   Private Investor       1984        55,703 (3)      3.45%

Stuart Weinstein        51   Vice President         1997        15,876           .98%
                             PTL Realty

 (1) Includes  Notes that are convertible into 29,961 shares of common.
 (2) Includes  Notes that are convertible into 69,860 shares of common.
 (3) Includes  Notes that are convertible into 18,095 shares of common.

                             FLAMEMASTER CORPORATION

                              1999 PROXY STATEMENT

PRINCIPAL SHAREHOLDERS - COMMON

The following table sets forth information regarding beneficial ownership of the Company's common stock as of February 22, 2000. To the Company's knowledge, the individuals or groups shown in the table are the only persons who held more than 5% of the Company's common stock at that date.


Name and address of              Amount and nature of       Percentage of Class
Beneficial Owner                 Beneficial Ownership              Common
-----------------------          --------------------       --------------------
Altius Investment                    436,417 (a)                   27.03%
11120 Sherman Way
Sun Valley, CA 91352

Joseph & Donna Mazin                 284,067 (b)                   17.60%
11120 Sherman Way
Sun Valley, CA 91352

Leon Gutowicz                         85,127                        5.27%
11120 Sherman Way
Sun Valley, CA 91352

Directors and Officers               488,841                       30.28%
 as a Group (9)


(a) Includes Notes that are convertible into 12,029 shares of common.
(b) Joseph & Donna Mazin share voting control of the Flamemaster shares held by Altius Investment Corp.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table includes information as to all directors and executive officers of the Company who received more than $100,000 in remuneration during each of the last three fiscal years.

Name and Principal                   Fiscal          Salary           Restricted   All other
Position                              Year              $                $         Compensation
--------------------                 ------          -------          ----------   -----------
Joseph Mazin                           1999          163,676             --            --
Chairman, President                    1998          158,909            4,725          --
and Chief Executive                    1997          154,280           10,613          --

                             FLAMEMASTER CORPORATION

                              1999 PROXY STATEMENT

COMMON STOCK

The Company's common stock is traded on the Nasdaq Smallcap Market under the symbol "FAME".



RELATIONSHIP WITH AUDITORS

Beckman Kirkland & Whitney have been engaged for fiscal years ended September 30,1999, 1998, 1997, 1996, 1995, 1994, 1993 and 1992.



SHAREHOLDER PROPOSALS FOR ANNUAL MEETING

Any shareholder proposal to be considered for presentation at the Company's next Annual Meeting must be received by the Company at its executive offices on or before November 10, 2000 for inclusion in the Company's Proxy Statement and Form of Proxy.



OTHER MATTERS

The Board does not know of any matters to be presented at the Annual Meeting other than those discussed herein. If other matters properly come before the meeting or any adjournment thereof, the persons named in the proxies will vote them in accordance with their best judgement.

                            BY ORDER OF THE BOARD OF DIRECTORS



                            Barbara E. Waite
                            Secretary

                         ANNUAL MEETING OF SHAREHOLDERS

                           THE FLAMEMASTER CORPORATION

The undersigned hereby appoints Joseph Mazin and Barbara Waite, and each or any of them each with the power to appoint his substitute, as Proxies, with the powers the undersigned would possess if personally present, to vote, as designated below, all stock of the undersigned in The Flamemaster Corporation at the Annual Meeting of Shareholders on March 30, 2000, or any adjournments thereof.

        1.      ELECTION OF DIRECTORS

                ______FOR all nominees listed below (except as marked to the contrary below).

                ______ WITHHOLD AUTHORITY to vote for all nominees listed below.

                William Deutsch, Leon Gutowicz, Joseph Mazin, Donna Mazin, Sion Mazin, Stuart Weinstein.

                (To withhold authority to vote for an individual write that nominee's name on space provided below).

                ----------------------------------------------------

                THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE UNLESS OTHERWISE SPECIFIED.

        2. Such other business as may properly come before said meeting or any adjournments thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THIS PROXY OF THE FLAMEMASTER CORPORATION DATED FEBRUARY 22, 2000.

                                        Date:_____________________________2000.

                                        ---------------------------------------
                                        (Signature)

                                        ---------------------------------------
                                        (Signature, if jointly held)

                                        Please sign exactly as name appears at
                                        left. If stock is jointly held each
                                        owner should sign. Executors,
                                        Administrators, Trustees, Guardians
                                        and Corporate Officers should indicate
                                        their fiduciary capacity of full title
                                        when signing.

                                        Please mark, sign, date and return this
                                        proxy card promptly, using the enclosed
                                        envelope.